UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 18, 1999


                            APPLIED BIOMETRICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          MINNESOTA                       0-22146               41-1508112
(State or other jurisdiction of         (Commission)          (I.R.S. Employer
        Incorporation)                  File Number)         Identification No.)


501 EAST HIGHWAY 13, SUITE 108, BURNSVILLE, MINNESOTA                      55337
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (612) 890-1123

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ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

            Effective October 18, 1999, Applied Biometrics, Inc (the "Company") dismissed PricewaterhouseCoopers LLP and engaged Ernst & Young LLP as the principal accountant to audit the Company's financial statements, beginning with its financial statements for the year ending December 31, 1999. The decision to change accountants was approved by the Company's Board of Directors.

            Neither of the reports of PricewaterhouseCoopers LLP on the financial statements of the Company for the past two fiscal years contained an adverse opinion or disclaimer of opinion, nor was either qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, during the Company's two most recent fiscal years ending December 31, 1998, and each subsequent interim period preceding October 18, 1999 which, if not resolved to PricewaterhouseCoopers LLP's satisfaction, would have caused PricewaterhouseCoopers LLP to make reference to the subject matter of the disagreements(s) in connection with their reports. No "reportable events," as identified in Regulation S-K, Item 304(a)(1)(v), occurred within the Company's two most recent fiscal years and each subsequent interim periods preceding October 18, 1999.

            The Company requested that PricewaterhouseCoopers LLP furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company, and, if not, stating the respects in which it does not agree. A letter from PricewaterhouseCoopers LLP is included as Exhibit 16 to this report, stating their agreement with the statements made by the Company in this report.

            During the Company's two most recent fiscal years and any subsequent interim period prior to October 18, 1999, Ernst & Young LLP had not been consulted by the Company either with respect to the application of accounting principles to a specific transaction, the type of audit opinion that might be rendered on the Company's financial statements or any "disagreement" or "reportable event" as described in Item 304(a)(2)(ii) of Regulation S-K.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (c)  Exhibits.

            16.1 Letter dated October 19, 1999 from PricewaterhouseCoopers LLP.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             APPLIED BIOMETRICS, INC.


Dated:  October 22, 1999     /s/ Camille M. Meyer
                             --------------------------------------
                             Camille M. Meyer
                             Vice-President, Finance and Chief Financial Officer


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                                  EXHIBIT INDEX

Item    Description                               Method of Filing
----    -----------                               ----------------


16.1    Letter dated October 19, 1999 from
        PricewaterhouseCoopers LLP ............   Filed electronically herewith.


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